EXHIBIT 99.1

BJ’s Restaurants, Inc. Announces Upcoming Senior Management Transition

HUNTINGTON BEACH, Calif., Aug. 28, 2024 (GLOBE NEWSWIRE) -- BJ's Restaurants, Inc. (Nasdaq: BJRI) (“BJ’s” or the “Company”) announced today that C. Bradford (“Brad”) Richmond, current BJ’s Board Director and former Chief Financial Officer of Darden Restaurants, Inc., has been appointed Interim Chief Executive Officer, effective August 28, 2024.

Mr. Richmond has served on the Company’s Board of Directors since February 2024 and will continue to serve on the Board during his interim appointment. He served as Chief Financial Officer of Darden Restaurants, Inc., the world’s largest full-service owner-operated restaurant company, from 2006 to 2015, and prior to that served as Darden’s Corporate Controller from 2005 to 2006. He previously held various executive-level finance and strategic planning roles at Olive Garden and Red Lobster since 1982. As a member of the Board of Directors of Coast Entertainment Holdings since 2017, he helped reposition the Main Event brand to drive significant growth, leading to an attractive acquisition by Dave & Busters.

Mr. Richmond commented: “I am honored to join BJ’s leadership team. The BJ’s brand is beloved by our loyal guests and team members. I look forward to the opportunity to build upon the Company’s commitment to our culture and brand promise during my interim service. I hope to enhance focus on and prioritization of the opportunities in front of us, as we usher in the next chapter of renewed growth and value creation. My experience as a Board Member has solidified my belief that we have tremendous potential to drive greater awareness of the BJ’s brand and continue its trajectory as a restaurant growth company.”

Lea Anne S. Ottinger, the Company’s Board Chair commented on the transition plans: “Since joining the Board, Brad has quickly assimilated and identified key opportunities for our Company. We believe his leadership style, combined with his depth of experience and expertise as an accomplished public company executive throughout a lengthy career with Darden, will drive operational excellence. His steady hand and disciplined approach to improving financial outcomes has produced a record of enhancing growth and profitability. In partnership with BJ’s leadership and field restaurant management teams, we expect Brad to guide the Company toward sustainable comparable sales, new unit restaurant growth and long-term shareholder value creation.”

Current Chief Executive Officer and President, Gregory (“Greg”) S. Levin, will step down from his executive positions and the Board of Directors, effective August 28, 2024. Ms. Ottinger commented further: “On behalf of our Board of Directors, we sincerely thank Greg for his combined 19 years of dedicated service to the Company as Chief Executive Officer & President and before that as Chief Financial Officer. During his tenure, Greg has been instrumental in helping evolve BJ’s into one of the leading growth brands in casual dining. He has played an essential role in strengthening our foundation and scaling the Company to 217 restaurants in 31 states, as well as stabilizing and rebuilding our business during these past few tumultuous years in our industry. Greg is a much beloved leader of our Company. We will build upon his commitment to our people, our guests and BJ’s heritage as well as his passion for our business as we continue to evolve the concept with Brad at the helm.”

Greg Levin commented, “It has been a pleasure to serve as a BJ’s executive for the last 19 years. I am proud of how we consistently focused on providing gracious hospitality and gold standard service to our guests, evolved to meet our guests’ and team members’ changing needs, and collectively helped establish BJ’s as a leader in the casual dining industry. Under the leadership of Brad, the BJ’s Board, and Executive Leadership Team, along with our thousands of incredible managers and team members in our restaurants across the country and in our Restaurant Support Center, I am confident BJ’s will continue to successfully execute on our growth initiatives and further enhance long-term shareholder value.”

About BJ’s Restaurants, Inc.

BJ’s Restaurants, Inc. is a national brand with brewhouse roots where Craft Matters®. BJ’s broad menu has something for everyone: slow-roasted entrees, like prime rib, BJ’s EnLIGHTened Entrees® including Cherry Chipotle Glazed Salmon, signature deep-dish pizza and the often imitated, but never replicated world-famous Pizookie® dessert. The winner of the 2024 Vibe Vista Award for Best Overall Beverage Program for Multi-Unit Chain Restaurants and the most decorated restaurant-brewery in the country, BJ’s has been a pioneer in the craft brewing world since 1996 and takes pride in serving BJ’s award-winning proprietary handcrafted beers, brewed at its brewing operations in four states and by independent third-party craft brewers. The BJ’s experience offers high-quality ingredients, bold flavors, moderate prices, sincere service, and a cool, contemporary atmosphere. Founded in 1978, BJ’s owns and operates over 200 casual dining restaurants in 31 states. All restaurants offer dine-in, take-out, delivery and large party catering. For more BJ’s information, visit http://www.bjsrestaurants.com.

Forward-Looking Statements Disclaimer

Certain statements in the preceding paragraphs and all other statements that are not purely historical constitute “forward-looking” statements for purposes of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbors created thereby. Such statements include, but are not limited to, those regarding expected comparable restaurant sales and margins, total potential domestic capacity, the success of various sales-building and productivity initiatives, future guest traffic trends, on and off-premises sales trends, cost savings initiatives and the number and timing of new restaurants expected to be opened in future periods. These “forward-looking” statements involve known and unknown risks, uncertainties and other factors which may cause actual results to be materially different from those projected or anticipated. Factors that might cause such differences include, but are not limited to: (i) any inability or failure to successfully and sufficiently raise menu prices to offset rising costs, (ii) any inability to manage new restaurant openings, (iii) construction delays, (iv) wage inflation and competitive labor market conditions which may result in staffing shortages, (v) the impact of any union organizing efforts at our restaurants and our responses to such efforts, (vi) increases in minimum wage and other employment related costs, including compliance with the Patient Protection and Affordable Care Act and minimum salary requirements for exempt team members, (vii) the effect of credit and equity market disruptions on our ability to finance our continued expansion on acceptable terms, (viii) food quality and health concerns and the effect of negative publicity about us, our restaurants, other restaurants, or others across the food supply chain, due to food borne illness or other illnesses or other reasons, whether or not accurate, (ix) factors that impact California, Texas and Florida, where a substantial number of our restaurants are located, (x) restaurant and brewery industry competition, (xi) impact of certain brewing business considerations, including without limitation, dependence upon suppliers, third party contractors and distributors, and related hazards, (xii) consumer spending trends in general for casual dining occasions, (xiii) potential uninsured losses and liabilities due to limitations on insurance coverage, (xiv) fluctuating commodity costs and availability of food in general and certain raw materials related to the brewing of our craft beers and energy requirements, (xv) trademark and service-mark risks, (xvi) government regulations and licensing costs, including beer and liquor regulations, (xvii) loss of key personnel, (xviii) inability to secure acceptable sites, (xix) legal proceedings, (xx) the success of our key sales-building and related operational initiatives, (xxi) any failure of our information technology or security breaches with respect to our electronic systems and data, and (xxii) numerous other matters discussed in the Company’s filings with the Securities and Exchange Commission, including its recent reports on Forms 10-K, 10-Q and 8-K. The “forward-looking” statements contained in this press release are based on current assumptions and expectations, and BJ’s Restaurants, Inc. undertakes no obligation to update or alter its “forward-looking” statements whether as a result of new information, future events or otherwise.

For further information, please contact Brad Richmond of BJ’s Restaurants, Inc. at (714) 500-2400.